EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$117.7	$108.5	$530.8	$590.1
Electric utility	173.5	164.4	463.3	466.0
Nonutility	339.8	300.6	755.3	774.6
Total operating revenues	631.0	573.5	1,749.4	1,830.7

OPERATING EXPENSES:
Cost of gas sold	29.1	27.3	174.6	235.8
Cost of fuel & purchased power	50.9	47.9	140.3	144.9
Cost of nonutility revenues	110.5	106.8	248.7	264.5
Other operating	256.3	234.3	686.9	690.5
Depreciation & amortization	65.4	65.0	193.4	191.6
Taxes other than income taxes	13.3	12.3	44.8	44.6
Total operating expenses	525.5	493.6	1,488.7	1,571.9

OPERATING INCOME	105.5	79.9	260.7	258.8

OTHER INCOME:
Equity in (losses) of unconsolidated affiliates	(0.1)	(0.6)	(0.2)	(0.6)
Other income - net	7.6	4.0	22.0	14.7
Total other income	7.5	3.4	21.8	14.1

INTEREST EXPENSE	20.9	21.2	64.3	63.1

INCOME BEFORE INCOME TAXES	92.1	62.1	218.2	209.8

INCOME TAXES	30.7	22.8	76.2	77.7

NET INCOME	$61.4	$39.3	$142.0	$132.1

WEIGHTED AVERAGE AND DILUTED COMMON SHARES OUTSTANDING
OUTSTANDING	82.8	82.7	82.8	82.7

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.74	$0.48	$1.71	$1.60

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$117.7	$108.5	$530.8	$590.1
Electric utility	173.5	164.4	463.3	466.0
Other	0.1	0.1	0.2	0.2
Total operating revenues	291.3	273.0	994.3	1,056.3

OPERATING EXPENSES:
Cost of gas sold	29.1	27.3	174.6	235.8
Cost of fuel & purchased power	50.9	47.9	140.3	144.9
Other operating	79.4	79.5	250.8	260.8
Depreciation & amortization	55.2	52.4	162.8	156.6
Taxes other than income taxes	12.7	11.8	42.9	43.0
Total operating expenses	227.3	218.9	771.4	841.1

OPERATING INCOME	64.0	54.1	222.9	215.2

OTHER INCOME - NET	6.7	4.0	20.1	13.3

INTEREST EXPENSE	17.2	16.6	52.2	49.5

INCOME BEFORE INCOME TAXES	53.5	41.5	190.8	179.0

INCOME TAXES	18.6	14.6	68.5	64.7

NET INCOME	$34.9	$26.9	$122.3	$114.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	September 30,	December 31,
	2016	2015

ASSETS
Current Assets
Cash & cash equivalents	$34.4	$74.7
Accounts receivable - less reserves of $5.4 &
$5.6, respectively	227.9	227.5
Accrued unbilled revenues	94.5	142.5
Inventories	137.3	133.7
Recoverable fuel & natural gas costs	22.9	—
Prepayments & other current assets	63.2	81.0
Total current assets	580.2	659.4

Utility Plant
Original cost	6,419.8	6,090.4
Less: accumulated depreciation & amortization	2,527.3	2,415.5
Net utility plant	3,892.5	3,674.9

Investments in unconsolidated affiliates	20.4	20.9
Other utility & corporate investments	35.7	31.2
Other nonutility investments	16.1	16.2
Nonutility plant - net	420.8	414.6
Goodwill	293.5	293.5
Regulatory assets	290.0	249.4
Other assets	42.7	39.9
TOTAL ASSETS	$5,591.9	$5,400.0

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$266.3	$248.8
Refundable fuel & natural gas costs	—	7.9
Accrued liabilities	184.8	183.6
Short-term borrowings	131.2	14.5
Current maturities of long-term debt	—	73.0
Total current liabilities	582.3	527.8

Long-term Debt - Net of Current Maturities	1,713.8	1,712.9

Deferred Credits & Other Liabilities
Deferred income taxes	874.8	805.4
Regulatory liabilities	450.9	433.9
Deferred credits & other liabilities	239.0	236.2
Total deferred credits & other liabilities	1,564.7	1,475.5

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.9 & 82.8, respectively	727.5	722.8
Retained earnings	1,004.8	962.2
Accumulated other comprehensive (loss)	(1.2)	(1.2)
Total common shareholders' equity	1,731.1	1,683.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,591.9	$5,400.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$142.0	$132.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	193.4	191.6
Deferred income taxes & investment tax credits	68.9	44.6
Equity in losses of unconsolidated affiliates	0.2	0.6
Provision for uncollectible accounts	5.3	5.9
Expense portion of pension & postretirement benefit cost	2.9	4.7
Other non-cash items - net	2.0	6.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	42.3	17.8
Inventories	(3.6)	(11.8)
Recoverable/refundable fuel & natural gas costs	(30.8)	27.1
Prepayments & other current assets	15.0	46.9
Accounts payable, including to affiliated companies	(7.9)	(36.5)
Accrued liabilities	1.2	(1.9)
Unconsolidated affiliate dividends	0.2	0.8
Employer contributions to pension & postretirement plans	(18.6)	(23.3)
Changes in noncurrent assets	(32.0)	(15.8)
Changes in noncurrent liabilities	(2.2)	(2.5)
Net cash provided by operating activities	378.3	386.6

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	—	37.5
Dividend reinvestment plan & other common stock issuances	4.6	4.7
Requirements for:
Dividends on common stock	(99.4)	(94.3)
Retirement of long-term debt	(73.0)	(5.0)
Net change in short-term borrowings	116.7	(45.4)
Net cash used in financing activities	(51.1)	(102.5)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	16.6	7.4
Requirements for:
Capital expenditures, excluding AFUDC equity	(381.9)	(349.4)
Business acquisitions and other costs	(4.7)	(14.0)
Changes in restricted cash	2.5	(9.7)
Net cash used in investing activities	(367.5)	(365.7)

Net change in cash & cash equivalents	(40.3)	(81.6)
Cash & cash equivalents at beginning of period	74.7	86.4
Cash & cash equivalents at end of period	$34.4	$4.8

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$0.9	$(3.3)	$46.0	$40.4
Electric Utility Services	31.3	28.2	67.0	67.1
Other Operations	2.7	2.0	9.3	6.8
Total Utility Group	34.9	26.9	122.3	114.3

Nonutility Group
Infrastructure Services	18.2	9.9	9.8	19.6
Energy Services	6.2	3.1	8.7	(0.4)
Other Businesses	(0.1)	(0.5)	(0.3)	(1.0)
Nonutility Group	24.3	12.5	18.2	18.2

Corporate and Other	2.2	(0.1)	1.5	(0.4)

Vectren Consolidated	$61.4	$39.3	$142.0	$132.1

EARNINGS PER SHARE:
Utility Group	$0.42	$0.33	$1.48	$1.38
Nonutility Group	0.29	0.15	0.22	0.22
Corporate and Other	0.03	—	0.01	—

Reported EPS	$0.74	$0.48	$1.71	$1.60

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

GAS UTILITY (Millions):
Residential Margin	$55.2	$49.7	$215.2	$201.5
Commercial Margin	11.9	11.6	57.1	55.8
Industrial Margin	14.2	13.0	47.3	45.3
Other Margin	1.4	1.5	5.7	7.4
Regulatory Expense Recovery Mechanisms	5.9	5.4	30.9	44.3
Total Gas Utility Margin	88.6	81.2	356.2	354.3
Cost of Gas Sold	29.1	27.3	174.6	235.8
Total Gas Utility Revenue	$117.7	$108.5	$530.8	$590.1

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.3	3.5	44.5	53.8
Commercial	2.6	2.8	20.7	25.3
Industrial	28.0	26.3	93.8	92.7
	33.9	32.6	159.0	171.8

AVERAGE GAS CUSTOMERS
Residential	918,883	908,092	926,357	917,817
Commercial	84,487	83,809	85,219	84,734
Industrial	1,731	1,709	1,728	1,697
	1,005,101	993,610	1,013,304	1,004,248

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			97%	106%
Heating Degree Days (Indiana)			90%	101%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

ELECTRIC UTILITY (Millions):
Residential Margin	$50.1	$47.6	$121.4	$121.3
Commercial Margin	29.3	29.2	81.4	82.0
Industrial Margin	30.5	27.6	84.8	82.9
Other Margin	0.4	0.8	2.6	2.3
Regulatory Expense Recovery Mechanisms	4.6	3.0	11.6	8.2
Wholesale and Transmission	7.7	8.3	21.2	24.4
Total Electric Utility Margin	122.6	116.5	323.0	321.1
Cost of Fuel & Purchased Power	50.9	47.9	140.3	144.9
Total Electric Utility Revenue	$173.5	$164.4	$463.3	$466.0

ELECTRICITY SOLD (GWh):
Residential	466.0	438.0	1,130.5	1,141.0
Commercial	364.0	363.7	992.1	1,006.4
Industrial	755.6	653.1	2,110.0	2,045.5
Other Sales - Street Lighting	5.2	5.1	16.6	15.9
Total Retail	1,590.8	1,459.9	4,249.2	4,208.8
Wholesale	0.9	102.5	37.2	323.3
	1,591.7	1,562.4	4,286.4	4,532.1

AVERAGE ELECTRIC CUSTOMERS
Residential	125,671	124,990	125,579	124,934
Commercial	18,570	18,478	18,533	18,465
Industrial	112	113	112	113
Other	38	39	39	38
	144,391	143,620	144,263	143,550

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	115%	103%	119%	110%
Heating Degree Days (Indiana)			90%	101%